UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2013

NORTHERN MINERALS & EXPLORATION LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-146934	98-0557171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Avenue M, Cisco, TX	76437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (254) 442-2627

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02, Unregistered Sales of Equity Securities;

Amendment to Option Agreement with AHL Holdings and Golden Sands

On September 14, 2012, we entered into an agreement (as amended and restated on November 15, 2012, February 1, 2013, August 26, 2013 and July 30, 2014) with AHL Holdings Ltd. and Golden Sands Exploration Inc. for the exclusive option to purchase a 80% interest in and to certain mining claims from AHL Holdings and Golden Sands, which claims form the Winnemucca Mountain Property in Humboldt County, Nevada.

If the option is exercised, the option agreement provides that AHL Holdings, Golden Sands and Northern Minerals & Exploration Ltd. will enter into a joint venture agreement. We will solely be responsible for financing the joint venture and will act as sole operator in consideration of a fee.

On February 1, 2013, the option agreement was further amended and restated. This amended and restated agreement serves to defer, by 90 days, option payments of $30,000 and $200,000 that were previously due by December 31, 2012 and September 14, 2013, respectively. In addition, our obligation to incur $150,000 in exploration expense by February 15, 2013 will be deferred until July 1, 2013, and the initial $20,000 royalty advance payable to AHL Holdings and Golden Sands shall be deferred from December 31, 2012 until April 1, 2013. In consideration of the extended payment and expense deadlines, we paid a $10,000 penalty to AHL Holdings and Golden Sands on February 1, 2013.

On August 26, 2013, we entered into an amended and restated option agreement with AHL Holdings and Golden Sands that materially modifies and replaces the terms of the original option agreement (as previously amended). The amended and restated agreement increases the interest that we may purchase in the Winnemucca property to 80% from 70%, modifies the exercise price payable in respect of the option, and extends schedule for delivery of payment and performance of obligations required for exercise of the option. In that regard, the aggregate cash fee payable to exercise the option has been increased from $1,715,000 to $1,755,000 and the total number of common shares issuable to exercise the option has been increased from 100,000 to 2,100,000. Lastly, the agreement provides that AHL Holdings may elect to receive shares of our common stock in lieu of any cash payments payable pursuant to the agreement at a 75% discount to the then current closing market price.

Effective July 30, 2014, we entered into amended and restated option agreement with AHL Holdings and Golden Sands that materially modifies and replaces the terms of the original option agreement (as amended last on August 26, 2013). Pursuant to this amended and restated agreement, our remaining outstanding obligations are as follows:

1.	To pay Golden Sands:
a.	$20,000 by January 31, 2015 (extended from January 31, 2014);
b.	$50,000 by December 31, 2015 (extended from December 31, 2014);
c.	$150,000 by December 31, 2016 (extended from December 31, 2015);
d.	$400,000 by December 31, 2017 (extended from December 31, 2016); and
e.	$1,000,000 by December 31, 2018 (extended from December 31, 2017);

2.	Issue and deliver shares to Golden Sands as follows:
a.	1,250,000 common shares of our company on August 26, 2014;
b.	500,000 shares by August 31, 2015 (extended from September 30, 2013);
c.	500,000 shares by December 31, 2015 (extended from December 31, 2014); and
d.	500,000 shares by December 31, 2016 (extended from December 31, 2015);

3.	Incur exploration expenses as follows:
a.	incur exploration expense of at least $250,000 by December 31, 2015 (increased and extended from $150,000 by July 1, 2014, respectively). As of August 26, 2014, there has been exploration expenses totaling $20,000;
b.	incur cumulative exploration expense of at least $1,000,000 by December 31, 2016 (increased and extended from $250,000 by December 31, 2014, respectively);
c.	incur cumulative exploration expense of at least $2,000,000 by December 31, 2017 (extended from December 31, 2016); and
d.	incur cumulative exploration expense of at least $4,000,000 by December 31, 2018 (extended from December 31, 2017);

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4.	Further, we are to:
a.	prepare a feasibility report pertaining to the property, authored by a qualified person, reasonably acceptable to AHL Holdings and Golden Sands by December 31, 2019 (extended from December 31, 2018);
b.	deliver to AHL Holdings and Golden Sands a notice of exercise of option and compliance certificate by December 31, 2019 (extended from December 31, 2018);
c.	deliver to AHL Holdings and Golden Sands technical reports by April 30, 2016 for the period ended December 31, 2015 (extended from September 15, 2014 and for the period July 1, 2014); and
d.	make the following payments to the AHL Holdings:
i.	$20,000 by April 1, 2013 (paid);
ii.	$10,000 by April 1, 2015 (extended from April 1, 2014);
iii.	$20,000 by April 1, 2016 (extended from April 1, 2015);
iv.	$20,000 by April 1, 2017 (extended from April 1, 2016); and
v.	$50,000 by each successive April 1 until production commences from the property.

Effective July 30, 2014, we issued 1,250,000 shares of our common stock to Golden Sands in reliance on the exemption provided in Rule 506 of Regulation D of the Securities Act of 1933, as amended, on the basis that Golden Sands represented to our company that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D.

Private Placement of Units

Effective July 31, 2014 we issued 900,000 units at a price of $0.05 per unit ($45,000 in the aggregate) to 5 investors. Each unit consists of 1 share of our common stock and one half share purchase warrant with each full warrant exercisable for a period of 12 months to purchase one common share at the price of $0.15. We issued 200,000 units to 2 non-US persons in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended, and 700,000 units to 3 U.S. persons in reliance on the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

Effective July 31, 2014 we issued 250,000 units of our common stock at a price of $.08 per unit ($20,000 in the aggregate) to one non-US person in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended. Each unit consists of 1 share of our common stock and one half share purchase warrant with each full warrant exercisable for a period of 12 months to purchase one common share at the price of $0.15.

Effective October 28, 2014 we issued 900,000 units of our common stock at a price of $0.05 per unit ($45,000 in the aggregate) to 3 investors. Each unit consists of 1 share of our common stock and one half share purchase warrant with each full warrant exercisable for a period of 12 months to purchase one common share at the price of $0.15. We issued 400,000 of these units to 3 non-US persons in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended, and 500,000 units to 1 U.S. person in reliance on the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

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Item 9.01	Financial Statements and Exhibits

10.1	Option Agreement between our company, AHL Holdings Ltd. and Golden Sands Exploration Inc. dated September 14, 2012 (incorporated by reference to our Current Report on Form 8-K filed on September 20, 2012).

10.2	Amended Option Agreement between our company, AHL Holdings Ltd. and Golden Sands Exploration Inc. dated February 1, 2013 (incorporated by reference to our Current Report on Form 8-K filed on February 7, 2013).

10.3	Amended and Restated Option Agreement between our company, AHL Holdings Ltd. and Golden Sands Exploration Inc. dated August 26, 2013 (incorporated by reference to our Current Report on Form 8-K filed on August 29, 2013).

10.4	Amended and Restated Option Agreement between our company, AHL Holdings Ltd. and Golden Sands Exploration Inc. dated July 30, 2014.

10.5	Form of Unit Subscription Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN MINERALS & EXPLORATION LTD.

/s/ Howard Siegel
Howard Siegel
Director, President, Principal Executive Officer and Principal Financial Officer

Date: October 31, 2014

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